President & Chief Executive Officer Carlos P. Naudon EVP & Chief Financial Officer Sergio Vaccaro Exhibit 99.2

Cautionary Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which Ponce Bank operates, including changes that adversely affect borrowers’ ability to service and repay Ponce Bank’s loans; changes in the value of securities in the investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the financial statements will become impaired; demand for loans in Ponce Bank’s market area; Ponce Bank’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that Ponce Financial Group, Inc. may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in Ponce Financial Group’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Ponce Financial Group, Inc. disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation. Forward Looking Statements The market and industry data used throughout this presentation is based, in part, on third-party sources, as indicated. Although management believes these third-party sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness. Market and Industry Data Copyright © 2024. All Right Reserved

Corporate Headquarters and Office Location Branch Locations Branch Offices Loan Offices Ponce Financial Group, Inc. (the “Company”), became the holding company of Ponce Bank (the “Bank”), a federally chartered stock savings association on January 27, 2022, after successfully completing the conversion and reorganization of Ponce Bank Mutual Holding Company from the mutual to stock form of organization. Aim to provide long-term value to stakeholders by executing a safe and sound business strategy that produces increasing value. Number of full-time equivalent employees as of December 31, 2024, was 218 equating to $13.9 million in assets per employee. The Company provides a full range of financial services to minority, immigrant, and low-income borrowers in a community-focused manner. Ticker NASDAQ: PDLB Established 1960 Headquarters Bronx, NY Branches 13 full-service branches and 5 loan production offices Total Assets $3.04 billion (as of 12/31/24) Total Loans $2.29 billion (as of 12/31/24) Total Deposits $1.88 billion (as of 12/31/24) Earnings Per Share $0.46 (for the year ended 12/31/24) Market Cap TBV Per Common Share* $311 million (as of 12/31/2024) $11.71 (as of 12/31/24) Copyright © 2024. All Right Reserved (*) TBV Per Common Share is a Non-GAAP financial measure. Non-GAAP financial measures are not a substitute for GAAP financial measures. See the appendix of this presentation for a reconciliation to the most directly comparable GAAP financial measure.

Franchise Evolution 2015 - 2022 Carlos P. Naudon named President in 2015; CEO in 2018 Certified SBA lender Continued to remain focused on residential and commercial real estate Optimized real estate footprint by improving loan efficiency Certification as an MDI & CDFI Grew assets from $700 million to $2.3 billion Path to Conversion 2022 - Present Converted from Mutual Holding Company on January 27, 2022 Established a robust capital base to continue executing on strategic initiatives Continued focusing on residential and commercial lending with an emphasis on technological integration Received low-cost funding Preferred Stock in the amount of $225 million from the ECIP Public Ownership 1960 - 2015 Established 65-year-old institution focused on residential and nonresidential lending Headquartered in the Bronx, NY with branch presence in the Bronx, Brooklyn, Queens, New Jersey, and Manhattan Grew assets from de novo to $700 million Mutual Bank Copyright © 2024. All Right Reserved

PFG Executive Management



Carlos P. Naudon

President and
Chief Executive Officer

- 50+ years of experience
- Former CEO of Banking Spectrum Inc.
- Former Acting CEO and Director of Open Solutions, Inc., a public company



Sergio Vaccaro

Executive Vice President
and Chief Financial Officer

- 25+ years of experience
- Former CFO of Private Bank Americas at HSBC
- Former CFO of Home Loans at Morgan Stanley
- Former US Head of FP&A at HSBC



Luis Gonzalez Jr.

Executive Vice President
and Chief Operating Officer

- 17+ years of experience
- Former Bank Examiner
- Former Acting Assistant Deputy Comptroller, OCC



Steven A. Tsavaris

Executive Chairman
of the Board

- 50+ years of experience
- Former President and CEO of Ponce De Leon Federal Savings Bank
- Former Chairman and CEO of PDLB Community Bancorp



Ioannis Kouzilos

Executive Vice President
and Chief Lending Officer

- 13+ years of experience
- Previously VP of Credit Administration
- Experienced at various financial institutions



Madeline V. Marquez

Executive Vice President and
Chief External Affairs Officer

- 25+ years of experience
- Former Vice President at Business Initiative Corporation of New York
- Former Managing Director at Brooklyn Economic Development Corp.

Copyright © 2024. All Right Reserved

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Highlights – years ended December 31, 2024 and 2023 Strong loan growth. Net loans receivable were $2.29 billion as of December 31, 2024, an increase of $390.7 million, or 20.6%, from December 31, 2023. Stable NIM and lower expenses YoY. Net interest margin at 2.7% for the year ended December 31, 2024, is flat versus prior period. The non-interest expenses were $66.8 million for the year ended December 31, 2024, a decrease of $1.9 million versus prior year. Strong deposit growth. Deposits were $1.88 billion as of December 31, 2024, an increase of $377.2 million, or 25.0%, from December 31, 2023. Consistent profitability over the last 5 quarters. Net income available to common stockholders of $10.3 million, or $0.46 per diluted share for the year ended December 31, 2024. Copyright © 2024. All Right Reserved Nine Month Highlight Overview YTD 2024 YTD 2023 Change % Net interest income $76.5M $65.3M 17.18% Net income available to common stockholders $10.3M $3.4M 208.29% Deposits $1.88B $1.51B 25.02% Net loans receivable $2.29B $1.90B 20.61% Earnings per diluted share $0.46 $0.15 206.67%

Our Vision Growing alongside fastest growing, best clients Reaching Capital Deployment Capabilities Enhance our multifamily and nonresidential loans. Leverage MDI/CDFI status. Build existing community lending programs. Improve core deposits, with an emphasis on low-cost commercial demand deposits and add non-core funding sources. Robust capital position, inclusive of $225 million in ECIP funds provided by the U.S. Treasury Focused on growing loan book: Expanding CRE & Non-Residential Loans Stay with successful clients as they grow Low-Cost, Excess Capital - Ready to Deploy The Bank is designated as both a Community Development Financial Institution (CDFI) and a Minority Deposit Institution (MDI) MDI and CDFI Status; Mission Driven Business Model Aligns with ESG Completed the second-step in January 2022 Ability to return capital to shareholders – priorities De-Mutualization Opportunity The Company is well-positioned with a weighted average loan-to-value ratio of 55.7% as of December 31, 2024 Total CRE Loans comprise 328.8% of Tier 1 Capital plus allowance Financial Strength Strategies and Focus Growth Drivers Accelerating Loan Growth Through Deployment of Excess Capital CRE and Residential Markets – Single Family & Multi-family markets Net Interest Income Growth Upgrading electronic infrastructure Expanding digital banking services Creating greater resiliency, capacity, and redundancies Modernization Program Across Company Infrastructure Restructure/Refocus the retail business model Upgrade sales forces Manage credit risk to maintain a low level of nonperforming assets. Enhance our digital presence to deliver impactful services to our customers. Copyright © 2024. All Right Reserved 64% 228%

ECIP Disposition – Executed Agreement On December 20, 2024, PFG entered into an ECIP securities purchase option agreement with the US Department of the Treasury, allowing repurchase at a future date, subject to compliance with certain qualifications Determination of sale price: based on the dividend discount model While there can be no assurance as to the final repurchase price, the price could be as low as 6.79% under the current guidelines, (assuming a dividend rate of 0.50%, RFR of 4.86% (20 Yr Treasury as of 12/31/24), Beta of 0.50 and ERP of 5% and satisfaction of the deep impact condition) Impact of ~8.75 $ per share, under the above assumptions, $225 million ECIP, 24.0 million common shares outstanding The repurchase date could occur as soon as 3Q 2026, assuming satisfaction of the necessary conditions Status on progress: Have achieved 10 consecutive quarters with a 79% rate of deep impact lending (vs 60% requirement for 16 consecutive quarters to qualify for repurchase); expect to achieve 400% of base and ensure another year of preferred dividends of 0.50%

Community Development Financial Institution

As a CDFI, the Company has received over $5 million in federal grants

As of December 31, 2023, there were approximately 1,400 CDFI's operating nationwide, but fewer than 200 are banks, and the Bank ranks amongst the largest

The CDFI designation qualifies the Company for grants and capital opportunities such as the Emergency Capital Investment Program (ECIP), which the Company benefitted from in the form of a $225 million investment from the U.S. Treasury for Senior Non-Cumulative Perpetual Preferred Stock; only CDFIs and MDIs were able to participate in this program – it comes at no cost (to capital) for the first two years and includes rate reduction incentives after that with a cap of 2.00%

Ponce Bank has won awards and mandates for community development and ranks as one of the largest and most housing focused CDFIs in the country.

Rankings as of YE 2023

Out of the 20 top CDFI Banks:

1st in housing focus in DLI-HMDA (% of housing lending in LMI communities)

2nd in DLI-HMDA (% of housing lending in LMI communities)

6th
- in total assets
- in total loans
- in % of branches in LMI areas

The CDFI Program offers both Financial Assistance and Technical Assistance awards to CDFIs. These competitive awards support and enhance the ability of the Company to meet the needs of the communities they serve.

- Financial Assistance awards are made in the form of loans, grants, equity investments, and deposits, which CDFIs are required to match dollar-for-dollar with non-federal funds. This requirement enables the Company to multiply the impact of federal investment to meet the demand for affordable financial products in economically distressed communities.
- Technical Assistance grants are offered to CDFIs and Certifiable CDFIs to build their organizational capacity.

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Minority Depository Institution One of 32 banks in the country designated as both an MDI and a CDFI. As of September 30, 2024, the FDIC recognized 150 MDIs across the United States and its territories, with collective assets of approximately $360 billion. As an MDI the Bank can provide financial services to and for underserved communities as designated by the federal government including African, Asian, Hispanic, and Native Americans. MDI designation allows the Bank to provide many benefits to low-to-moderate income communities, including access to credit, values-driven banking, international languages and locations, financial education, and community-specific services. Out of all the MDI Banks in Assets, the Bank ranks: Rankings as of 3Q24 The Bank is designated an MDI, classified under the Federal Deposit Insurance Corporation (FDIC). The FDIC defines an MDI as a federally insured depository institution for which (1) 51% or more of the voting stock is owned by minority individuals; or (2) majority of the board of directors is a minority and the community that the institution serves is predominantly minority. in total assets New York in total assets out of 150 MDIs 3rd 19th Copyright © 2024. All Right Reserved

ESG (Environmental, Social, Governance) Environmental Initiatives The Company focuses on sustainability, resource conservation, and waste reduction. We ensure regulatory compliance, vendor adherence, and invest in technology for efficiency. Our ESG Committee manages site compliance and flood risk, while we work with suppliers to uphold ethical practices. We promote diversity and inclusion, with 61% female and 86% ethnically diverse employees. Diversity, Equity & Inclusion We support communities with initiatives and partnerships. Community We value employees, offer competitive benefits, and invest in growth through training. Health, Safety and Talent Acquisition & Retention In the latest report(*) from the National Community Investment Fund, Ponce ranked: among the 20 largest CDFI Banks with a Housing Focus in Assets, Lending and Deposits #1 Data Security Compliance & Ethics Suppliers Corporate Governance We are dedicated to sustainability and building a strong ESG foundation. We prioritize accountability, ethical practices, and robust risk management to earn stakeholder trust and ensure legal compliance. in DLI – HMDA lending activities in LMI tracts #2 in total loans among all CDFI banks nationwide (168 total) #6 in total Assets among all CDFI banks nationwide #6 among the 20 largest banks by percent of branches located in LMI tracts #6 in total Deposits among all CDFI banks nationwide #12 We boost office efficiency with high-efficiency equipment, LED lighting, and advanced HVAC units. We promote recycling and waste separation in our offices. We consult energy experts for inspections, savings, and rebates on ESG-friendly upgrades. Copyright © 2024. All Right Reserved Environmental Responsibility Social Impact Environmental Initiatives (*) Latest report published May 2024 for YE 2023

Appendix

Total Assets Total Deposits Balance Sheet Highlights (in thousands) Copyright © 2024. All Right Reserved Net Loans Loans-to-Deposits %

Appx. 1 Portfolio Composition 20% 32% 17% 29% 1-4 Family Residential Construction and Land Multifamily Residential Nonresidential Property $ 2,286,599 $ 1,172,053 $ 1,322,098 $ 1,525,668 $ 1,895,886 Loan Portfolio Growth (in thousands) Net Loans Receivable Loans Portfolio Copyright © 2024. All Right Reserved As of December 31, 2024 Other

Total Securities - as of December 31, 2024 Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Fair Value Available-for-Sale Securities: U.S. Government Bonds $2,994 $- $(121) $2,873 Corporate Bonds 21,762 10 (1,368) 20,404 Mortgage-Backed Securities: Collateralized Mortgage Obligations¹ 34,526 - (5,991) 28,535 FHLMC Certificates 9,028 - (1,366) 7,662 FNMA Certificates 56,010 - (10,602) 45,408 GNMA Certificates 88 - - 88 Total available-for-sale securities $124,408 $10 $(19,448) $104,970 Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Fair Value Held-to-Maturity Securities: U.S. Agency Bonds $25,000 $- $(40) $24,960 Corporate Bonds 32,500 12 (535) 31,977 Mortgage-Backed Securities: Collateralized Mortgage Obligations¹ 186,634 - (7,052) 179,582 FHLMC Certificates 3,229 - (223) 3,006 FNMA Certificates 105,417 - (5,114) 100,303 SBA Certificates 15.374 92 - 15,466 Allowance for Credit Losses (216) - - - Total available-for-sale securities $367,938 $104 $(12,964) $355,294 (1) Comprised of Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”) and Ginnie Mae (“GNMA”) issued securities. (in thousand) Copyright © 2024. All Right Reserved (in thousand)

Regulatory Capital Ratios

	Actual		For Capital Adequacy Purposes		To Be Well Capitalized Under Prompt Corrective Action Provisions	
	Amount	Ratio	Amount	Ratio	Amount	Ratio
December 31, 2024			(in thousands)			
Ponce Financial Group, Inc.						
Total Capital to Risk-Weighted Assets	$ 546,128	22.98%	$ 190,147	8.00%	$ 237,684	10.00%
Tier 1 Capital to Risk-Weighted Assets	520,796	21.91%	142,611	6.00%	190,147	8.00%
Common Equity Tier 1 Capital Ratio	295,796	12.44%	106,958	4.50%	154,495	6.50%
Tier 1 Capital to Total Assets	520,796	17.70%	117,715	4.00%	147,144	5.00%
Ponce Bank						
Total Capital to Risk-Weighted Assets	$ 507,632	21.47%	$ 189,137	8.00%	$ 236,421	10.00%
Tier 1 Capital to Risk-Weighted Assets	482,300	20.40%	141,853	6.00%	189,137	8.00%
Common Equity Tier 1 Capital Ratio	482,300	20.40%	106,390	4..50%	153,674	6.50%
Tier 1 Capital to Total Assets	482,300	15.81%	122,011	4.00%	152,514	5.00%

	Actual		For Capital Adequacy Purposes		To Be Well Capitalized Under Prompt Corrective Action Provisions	
	Amount	Ratio	Amount	Ratio	Amount	Ratio
December 31, 2023			(in thousands)			
Ponce Financial Group, Inc.						
Total Capital to Risk-Weighted Assets	$ 533,513	25.06%	$ 170,302	8.00%	$ 212,878	10.00%
Tier 1 Capital to Risk-Weighted Assets	507,042	23.82%	127,727	6.00%	170,302	8.00%
Common Equity Tier 1 Capital Ratio	282,042	13.25%	95,795	4.50%	138,371	6.50%
Tier 1 Capital to Total Assets	507,042	19.71%	102,911	4.00%	128,639	5.00%
Ponce Bank						
Total Capital to Risk-Weighted Assets	$ 492,622	23.30%	$ 169,153	8.00%	$ 211,441	10.00%
Tier 1 Capital to Risk-Weighted Assets	466,151	22.05%	126,865	6.00%	169,153	8.00%
Common Equity Tier 1 Capital Ratio	466,151	22.05%	95,149	4..50%	137,437	6.50%
Tier 1 Capital to Total Assets	466,151	17.49%	106,591	4.00%	133,239	5.00%

Copyright © 2024. All Right Reserved
Page 16

December 31, 2024 Common shares issued 24,886,711 Less treasury shares 925,497 Common shares outstanding at end of period 23,961,214 Total Equity $ 505,499,588 Common shares outstanding 23,961,214 Total equity per share - GAAP $ 21.10 Total Equity $ 505,499,588 Less Preferred Stock $ (225,000,000) Tangible book value $ 280,499,588 Tangible book value per common share -Non-GAAP $ 11.71 Reconciliation to GAAP

Community Sponsorships and Donations

Includes Sponsorships and Donations by the Company and the Ponce De Leon Foundation

American Cancer Society · Morris Heights Health Center · Urban Youth Alliance Int · Castle Hill Little League · Iglesia Nuevo Amanecer La Hermosa · Phipps Neighborhood · InHisName United

YMCA of Greater NY · Washington Heights BID · Unique People Services · Hostos Community College Foundation · New Bronx Chamber of Commerce · Bronx Manhattan North Board of Realtors

Bronx Kings · Business Initiative Corporation · Neighborhood Shop COVID Relief Program · BOEDC · Bronx Tourism Council · Bronx County Bar Association · NYS CDFI Coalition

Business Initiative Corporation · Bronx Overall Economic Development Corp · Unique People Services · Hope Gathering · Buy Local East Harlem & Greet · LSA Covid Relief · Citivas · Union Settlement

La Fortaleza · Hope Community · AHRC · Society of the Educational Arts · NYCHCC Women In Business · Riverdale Senior Services · Urban Design Forum · Upper Manhattan Mental Health Center

Comite Noviembre · RAICES Spanish Speaking Elderly Council · One Brooklyn Fund · MyTime Inc · Brooklyn Hospital Foundation · Gay Men's Health Crisis Inc

CommonPoint Queens · Immaculate Conception Catholic Academy · Hellenic Orthodox Community of Astoria · Greater Jamaica Development Corp · Queens Economic Development Corporation

Immaculate Conception Catholic Academy · Pancyprian Association Inc · NJ Law Enforcement · Union City Music Project · Queens Women's Chamber of Commerce

NJ Small Business Development Center at NJCU · Forest Hills Chambers of Commerce · Greater NY Chamber of Commerce · NYSCDFI Coalition · Brooklyn Kings County · Sharing and Caring Inc

Chamber Of Commerce of Washington Heights and Inwood in Manhattan · Save Latin America · Hispanic Chamber of Commerce · BNI Down to Business · & MANY MORE

Queens Small Business Owners & Entrepreneurs

Small Business Bootcamp

Ponce De Leon Foundation

- Over 117 grants to charitable causes since 2017
- $2.3 million was given to Ponce Bank Branch communities focusing on youth services, education, healthcare, social services, economic development, and cultural diversity

Financial Mastery Workshops

Copyright © 2024. All Right Reserved

Page 18

NASDAQ: PDLB Thank you.